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                                                                EXHIBIT 10.20(d)

                                 THIRD AMENDMENT
                                     TO THE
                           REVOLVING CREDIT AGREEMENT
                                 BY AND BETWEEN
       TELEPHONE AND DATA SYSTEMS, INC. AND AERIAL OPERATING COMPANY, INC.

This Third Amendment (the "THIRD AMENDMENT") to the Revolving Credit Agreement dated as of August 31, 1998, as amended by the First Amendment thereto dated as of November 3, 1998 and by the Second Amendment thereto dated as of February 15, 1999 (the "REVOLVING CREDIT AGREEMENT") by and between Telephone and Data Systems, Inc. ("TDS"), a Delaware corporation, and Aerial Operating Company, Inc. (the "COMPANY"), a Delaware corporation, is effective as of this 22nd day of July, 1999. Undefined, capitalized terms shall have the meanings assigned to such terms in the Revolving Credit Agreement.

                  WHEREAS, TDS and the Company are parties to the Revolving Credit Agreement and have agreed to enter into this Third Amendment on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, TDS and the Company agree to amend the Revolving Credit Agreement as follows:

1. AMENDMENTS TO THE REVOLVING CREDIT AGREEMENT. Effective as of the date first above written and subject to the execution of this Third Amendment by the parties hereto, the Revolving Credit Agreement shall be and hereby is amended as follows:

         1.1 SCHEDULE I to the Revolving Credit Agreement shall be replaced by the new Schedule I to the Revolving Credit Agreement attached to this Third Amendment.

         1.2 The second sentence of SECTION 2 shall be amended in its entirety to read as follows:

                  "Notwithstanding the foregoing, the aggregate outstanding principal balance of the loans shall be prepaid by the Company concurrently with:

                               (a) the Company's or Aerial's receipt of any
                           proceeds of debt or equity securities issued by any such entity to, or loans or advances made to or for the benefit of any such entity by, any person or entity other than TDS or any affiliate of TDS, which prepayments shall be made by the Company in amounts equal to the gross proceeds of such securities, loans


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                           or advances net of all reasonable expenses and fees
                           paid by the Company or Aerial in connection with the closing of such transaction, or

                               (b) any of the following events:

                                    (i) any merger, sale or spin-off as a result of which the Company is no longer part of the TDS consolidated group for financial accounting purposes,

                                    (ii) any sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                                    (iii) any other event as a result of which TDS shall cease to own, directly or indirectly, issued and outstanding securities of the Company or Aerial (A) having voting power to elect a majority of the directors of either such company, or (B) having majority voting power in all matters other than the election of directors."

         1.3      Section 6(e) is amended in its entirety to read as follows:

                           Except for proceedings threatened by Sonera, Ltd. and disclosed to TDS prior to July 22, 1999, there are no proceedings or investigations pending or threatened before any court or arbitrator or before or by any governmental authority in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business or financial conditions of the Company and its Subsidiaries taken as a whole or materially impair the ability of the Company to perform its obligations under this Revolving Credit Agreement or the Notes.

         1.4 The paragraph immediately following SECTION 9(h) shall be amended to delete the reference to "with presentment" in the second sentence thereof and to substitute therefor the words "without presentment".

         1.5 SECTION 10(b) shall be amended to delete the word "cellular" in the definition of the term "SYSTEM" and to substitute the word "wireless" therefor.

         1.6 SECTION 11(b) shall be amended to add the following sentence immediately after the last sentence thereof:

                           "A copy of each notice delivered hereunder shall also
                            be delivered to:


                                       2
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                      Sidley & Austin at:  One First National Plaza
                                           Chicago, Illinois 60603
                                           Attention of Michael G. Hron, Esq."

2. CONDITIONS PRECEDENT. This Third Amendment shall become effective as of the date above written, if, and only if, TDS has received duly executed originals of this Third Amendment from the Company, Aerial and TDS.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as follows:

         3.1 This Third Amendment and the Revolving Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.

         3.2 Upon the effectiveness of this Third Amendment, the Company hereby reaffirms all representations and warranties made in the Revolving Credit Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Third Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

4. REFERENCE TO AND EFFECT ON THE REVOLVING CREDIT AGREEMENT.

         4.1 Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Revolving Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Revolving Credit Agreement as amended hereby, and each reference to the Revolving Credit Agreement in any other document, instrument or agreement shall mean and be a reference to the Revolving Credit Agreement as modified hereby.

         4.2 The Revolving Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         4.3 Except as expressly provided herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of TDS, nor constitute a waiver of any provision of the Revolving Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.


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5.       GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the other remaining terms of the Revolving Credit Agreement and the internal laws (as opposed to conflict of law provisions) of the State of Illinois.

6. PARAGRAPH HEADINGS. The paragraph headings contained in this Third Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

7. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the parties hereto, by their duly
authorized representatives, have executed this Third Amendment to the Revolving Credit Agreement, effective as of the date first written above.


TELEPHONE AND DATA SYSTEMS, INC.               AERIAL OPERATING COMPANY, INC.


By:      /s/ SANDRA L. HELTON                  By:      /s/ DONALD W. WARKENTIN
         ----------------------------------             -----------------------
Name:    Sandra L. Helton                      Name:    Donald W. Warkentin
Title:   Executive Vice President - Finance    Title:   President

Date:    July 22, 1999                         Date:   July 22, 1999
         -----------------                             ----------------


The Guarantor, without in any way establishing a course of dealing, as evidenced by its signature below, hereby (i) consents to the execution and delivery of this Third Amendment by the parties hereto, (ii) agrees that this Third Amendment shall not limit or diminish the obligations of the Guarantor under the Guarantor's unconditional and irrevocable guarantee of the Company's obligations of the Notes and the Revolving Credit Agreement, (iii) reaffirms its obligations under such guarantee, and (iv) agrees that its guarantee of such obligations remains in full force and effect and is hereby ratified and confirmed.

AERIAL COMMUNICATIONS, INC.


By:      /s/ DONALD W. WARKENTIN
         -----------------------
Name:    Donald W. Warkentin
Title:   President

Date:    July 22, 1999
         -------------


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                                   SCHEDULE I
                                       TO
                           REVOLVING CREDIT AGREEMENT
                             (revised July 22, 1999)


PERIOD                                           APPLICABLE MAXIMUM AMOUNT
------                                           -------------------------
November 30, 1998 through December 30, 1998      $585,000,000
December 31, 1998 through January 30, 1999       $615,000,000
January 31, 1999 through February 14, 1999       $625,000,000
February 15, 1999 through July 22, 1999          $650,000,000
July 22, 1999 through April 2, 2000              $775,000,000